UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 9, 2004

Capital One Funding, LLC

as Depositor on behalf of

Capital One Master Trust

 (Exact name of registrant as specified in its charter)

Virginia	0-25762	54-1719855
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):

(804) 967-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                                       Other Events

                                                                                                            The December 2003 monthly Certificateholder’s Statements to investors were distributed January 9, 2004.

Item 7 (c).                                                      Exhibits

                                                                                                            The following are filed as exhibits to this Report under Exhibit 20:

20.1                                      December Performance Summary

20.2                                      Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.3                                      Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.4                                      Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.5                                      Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.6                                      Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.7                                      Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.8                                      Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.9                                      Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.10                                Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.11                                Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.12                                Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.13                                Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.14                                Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.15                                Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.16                                Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.17                                Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.18                                Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.19                                Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.20                                Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of December 2003

20.21                                Trust Excess Spread Analysis

Signature

                                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

By:	CAPITAL ONE FUNDING, LLC, as Depositor

By:	/s/ Steve Cunningham
Name: Steve Cunningham
Title: Assistant Vice President

Date:  January 9, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE FUNDING, LLC, as Depositor

CAPITAL ONE MASTER TRUST

CAPITAL ONE BANK

(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

		Sequentially
Exhibit		Numbered
Number	Exhibits	Page

20.1	December Performance Summary	07

20.2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of December 2003	09

20.3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of December 2003	11

20.4	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of December 2003	13

20.5	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of December 2003	15

20.6	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of December 2003	17

20.7	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of December 2003	19

20.8	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of December 2003	21

20.9	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of December 2003	23

20.10	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of December 2003	25

20.11	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of December 2003	27

20.12	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of December 2003	29

20.13	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of December 2003	31

20.14	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of December 2003	33

20.15	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of December 2003	35

20.16	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of December 2003	37

20.17	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of December 2003	39

20.18	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of December 2003	41

20.19	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of December 2003	43

20.20	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of December 2003	45

20.21	Trust Excess Spread Analysis	47